UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2006

UNITED WISCONSIN GRAIN PRODUCERS, LLC

(Exact name of registrant as specified in its charter)

Wisconsin	000-50733	39-2032455
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

W1231 Tessmann Road Friesland, Wisconsin	53935-0247
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 348-5016

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

On October 3, 2006, the Registrant sent correspondence to its unit holders that included a general discussion of tax planning and preparation related to ownership of their units. The correspondence is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                This Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a)          None.

(b)         None.

(d)         Exhibits

Exhibit No.	Description
99.1	Correspondence to unit holders from United Wisconsin Grain Producers, LLC dated October 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

October 3, 2006	/s/ J.F. Robertson
Date	J.F. Robertson, Chief Executive Officer